JPMorgan Strategic Income Opportunities Fund
Schedule of Portfolio Investments as of November 30, 2023
(Unaudited)
THE “UNAUDITED MUTUAL FUNDS HOLDINGS” LIST (“the
List”) IS TO BE USED FOR REPORTING PURPOSES ONLY.  IT IS
NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR
SALES LITERATURE WITH THE GENERAL PUBLIC. The list is
submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.
The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2023.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 30.2%
Aerospace & Defense — 0.0% ^
Wesco Aircraft Holdings, Inc.
9.00%, 11/15/2026 (a) (b)	1,327	126
13.13%, 11/15/2027 (a) (b)	530	16
		142
Automobile Components — 0.2%
Clarios Global LP
6.75%, 5/15/2025 (a)	451	452
6.25%, 5/15/2026 (a)	928	923
Cooper-Standard Automotive, Inc.
13.50% (Blend (Cash 9.00% + PIK 4.50%)), 3/31/2027 (a) (c)	9,875	10,361
10.63% (PIK), 5/15/2027 (a) (c)	5,893	4,067
		15,803
Automobiles — 1.4%
BMW US Capital LLC (Germany)
(SOFRINDX + 0.53%), 5.90%, 4/1/2024 (a) (d)	22,858	22,870
(SOFRINDX + 0.38%), 5.71%, 8/12/2024 (a) (d)	36,512	36,496
(SOFRINDX + 0.62%), 5.95%, 8/11/2025 (a) (d)	15,830	15,860
Hyundai Capital America (SOFR + 1.32%), 6.66%, 11/3/2025 (a) (d)	13,250	13,267
Mercedes-Benz Finance North America LLC (Germany)
(SOFR + 0.93%), 6.29%, 3/30/2025 (a) (d)	14,248	14,334
(SOFR + 0.57%), 5.90%, 8/1/2025 (a) (d)	24,600	24,624
		127,451
Banks — 14.9%
ANZ New Zealand Int'l Ltd. (New Zealand) (SOFR + 0.60%), 5.93%, 2/18/2025 (a) (d)	11,720	11,707
Australia & New Zealand Banking Group Ltd. (Australia)
(SOFR + 0.75%), 6.12%, 7/3/2025 (a) (d)	33,000	33,078
(SOFR + 0.64%), 6.01%, 10/3/2025 (a) (d)	17,580	17,589
Banco Santander SA (Spain)
(EURIBOR ICE Swap Rate 5 Year + 5.00%), 8.12%, 12/29/2023 (d) (e) (f) (g) (h)	1,800	1,963
(SOFR + 1.24%), 6.55%, 5/24/2024 (d)	4,600	4,616
(EURIBOR ICE Swap Rate 5 Year + 3.76%), 3.63%, 3/21/2029 (d) (e) (f) (g) (h)	11,400	8,686
Bank of America Corp.
(SOFR + 0.69%), 6.03%, 4/22/2025 (d)	53,649	53,503
(3-MONTH CME TERM SOFR + 1.03%), 6.42%, 2/5/2026 (d)	13,200	13,134
Bank of America NA
(SOFR + 0.78%), 6.11%, 8/18/2025 (d)	20,240	20,264
(SOFR + 1.02%), 6.35%, 8/18/2026 (d)	21,950	22,017
Bank of Montreal (Canada)
(SOFRINDX + 0.35%), 5.74%, 12/8/2023 (d)	19,668	19,668
(SOFRINDX + 0.71%), 6.10%, 3/8/2024 (d)	8,940	8,945
(SOFRINDX + 0.32%), 5.68%, 7/9/2024 (d)	21,080	21,045
(SOFRINDX + 0.71%), 6.09%, 12/12/2024 (d)	26,370	26,373
(SOFRINDX + 1.06%), 6.45%, 6/7/2025 (d)	17,500	17,548
(SOFRINDX + 0.95%), 6.32%, 9/25/2025 (d)	17,600	17,607
(SOFRINDX + 1.33%), 6.72%, 6/5/2026 (d)	17,500	17,606

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Bank of Nova Scotia (The) (Canada)
(SOFRINDX + 0.45%), 5.80%, 4/15/2024 (d)	17,545	17,540
(SOFR + 0.38%), 5.72%, 7/31/2024 (d)	26,565	26,512
(SOFRINDX + 0.90%), 6.26%, 4/11/2025 (d)	25,164	25,138
(SOFRINDX + 1.09%), 6.47%, 6/12/2025 (d)	26,330	26,404
(SOFRINDX + 0.55%), 5.93%, 3/2/2026 (d)	4,642	4,590
Barclays plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.67%), 8.00%, 6/15/2024 (d) (e) (f) (g)	1,200	1,180
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.41%), 4.38%, 3/15/2028 (d) (e) (f) (g)	19,780	14,576
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 0.94%), 6.30%, 4/7/2025 (d)	17,830	17,859
(SOFR + 1.22%), 6.59%, 10/2/2026 (d)	13,200	13,198
Citibank NA
(SOFR + 0.81%), 6.17%, 9/29/2025 (d)	13,200	13,206
(SOFRINDX + 1.06%), 6.43%, 12/4/2026 (d)	8,900	8,913
Citigroup, Inc.
(SOFR + 0.69%), 6.03%, 10/30/2024 (d)	19,671	19,656
(SOFR + 0.67%), 6.00%, 5/1/2025 (d)	48,028	47,885
(SOFR + 1.37%), 6.70%, 5/24/2025 (d)	12,027	12,058
(SOFR + 0.69%), 6.04%, 1/25/2026 (d)	1,931	1,916
Commonwealth Bank of Australia (Australia)
(SOFR + 0.63%), 5.99%, 1/10/2025 (a) (d)	17,570	17,617
(SOFR + 0.74%), 6.12%, 3/14/2025 (a) (d)	1,675	1,679
(SOFR + 0.63%), 6.01%, 9/12/2025 (a) (d)	17,570	17,582
(SOFR + 0.75%), 6.13%, 3/13/2026 (a) (d)	26,450	26,478
Cooperatieve Rabobank UA (Netherlands)
(SOFRINDX + 0.30%), 5.66%, 1/12/2024 (d)	24,973	24,972
(SOFRINDX + 0.70%), 6.05%, 7/18/2025 (d)	10,000	10,013
Credit Agricole SA (France) (SOFR + 1.29%), 6.65%, 7/5/2026 (a) (d)	13,125	13,216
DBS Group Holdings Ltd. (Singapore) (SOFR + 0.61%), 5.98%, 9/12/2025 (a) (d)	17,570	17,587
DNB Bank ASA (Norway) (SOFRINDX + 0.83%), 6.20%, 3/28/2025 (a) (d)	13,230	13,235
HSBC Holdings plc (United Kingdom) (3-MONTH CME TERM SOFR + 1.49%), 6.90%, 3/11/2025 (d)	11,800	11,819
ING Groep NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 3.88%, 5/16/2027 (d) (e) (f) (g)	6,150	4,628
Series NC10, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 4.25%, 5/16/2031 (d) (e) (f) (g)	22,800	15,541
KeyBank NA (SOFRINDX + 0.32%), 5.70%, 6/14/2024 (d)	12,750	12,562
Mitsubishi UFJ Financial Group, Inc. (Japan)
(SOFR + 0.94%), 6.26%, 2/20/2026 (d)	44,000	43,966
(SOFR + 1.44%), 6.78%, 4/17/2026 (d)	17,520	17,627
Morgan Stanley Bank NA
(SOFR + 0.78%), 6.12%, 7/16/2025 (d)	28,950	28,979
(SOFR + 1.17%), 6.51%, 10/30/2026 (d)	17,700	17,878
National Australia Bank Ltd. (Australia) (SOFR + 0.76%), 6.09%, 5/13/2025 (a) (d)	17,500	17,540
National Bank of Canada (Canada) (SOFR + 0.49%), 5.83%, 8/6/2024 (d)	1,400	1,398
NatWest Markets plc (United Kingdom) (SOFR + 0.53%), 5.86%, 8/12/2024 (a) (d)	8,500	8,481
Royal Bank of Canada (Canada)
(SOFRINDX + 0.36%), 5.70%, 7/29/2024 (d)	56,509	56,452

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(SOFRINDX + 0.44%), 5.79%, 1/21/2025 (d)	5,562	5,560
(SOFRINDX + 0.84%), 6.20%, 4/14/2025 (d)	1,350	1,352
(SOFRINDX + 1.08%), 6.44%, 1/12/2026 (d)	22,000	22,077
(SOFRINDX + 0.53%), 5.88%, 1/20/2026 (d)	17,570	17,409
(SOFRINDX + 0.57%), 5.92%, 4/27/2026 (d)	1,560	1,543
(SOFRINDX + 1.08%), 6.43%, 7/20/2026 (d)	8,780	8,782
Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.79%), 1.09%, 3/15/2025 (d)	17,530	17,237
Societe Generale SA (France)
(USD Swap Semi 5 Year + 4.98%), 7.88%, 12/18/2023 (a) (d) (f) (g)	36,960	36,930
(USD Swap Semi 5 Year + 4.98%), 7.88%, 12/18/2023 (d) (e) (f) (g) (h)	5,076	5,072
(USD Swap Semi 5 Year + 3.93%), 6.75%, 4/6/2028 (a) (d) (e) (f) (g)	5,200	4,378
Sumitomo Mitsui Financial Group, Inc. (Japan)
(SOFR + 1.43%), 6.78%, 1/13/2026 (d)	26,350	26,618
(SOFR + 1.30%), 6.66%, 7/13/2026 (d)	17,550	17,699
Sumitomo Mitsui Trust Bank Ltd. (Japan)
(SOFR + 1.12%), 6.49%, 3/9/2026 (a) (d)	17,650	17,727
(SOFR + 1.15%), 6.52%, 9/14/2026 (a) (d)	10,540	10,608
Svenska Handelsbanken AB (Sweden) (SOFRINDX + 1.25%), 6.63%, 6/15/2026 (a) (d)	13,125	13,231
Swedbank AB (Sweden) (SOFRINDX + 1.38%), 6.76%, 6/15/2026 (a) (d)	17,500	17,656
Toronto-Dominion Bank (The) (Canada)
(SOFR + 0.36%), 5.74%, 3/4/2024 (d)	34,000	33,970
(SOFR + 0.35%), 5.73%, 9/10/2024 (d)	16,975	16,943
(SOFR + 0.41%), 5.77%, 1/10/2025 (d)	27,573	27,455
(SOFR + 1.02%), 6.41%, 6/6/2025 (d)	22,074	22,125
(SOFR + 1.08%), 6.43%, 7/17/2026 (d)	17,550	17,535
Truist Bank (SOFR + 0.20%), 5.55%, 1/17/2024 (d)	12,775	12,771
Truist Financial Corp. (SOFR + 0.40%), 5.78%, 6/9/2025 (d)	24,125	23,691
Wells Fargo Bank NA
(SOFR + 0.80%), 6.14%, 8/1/2025 (d)	17,560	17,598
(SOFR + 1.06%), 6.40%, 8/7/2026 (d)	17,560	17,699
Westpac Banking Corp. (Australia) (SOFR + 0.72%), 6.05%, 11/17/2025 (d)	22,250	22,297
		1,381,193
Beverages — 0.3%
PepsiCo, Inc.
(SOFRINDX + 0.40%), 5.74%, 11/12/2024 (d)	17,800	17,812
(SOFRINDX + 0.40%), 5.73%, 2/13/2026 (d)	14,077	14,075
		31,887
Broadline Retail — 0.0% ^
Shutterfly Finance LLC
8.50% (Blend (Cash 4.25% + PIK 4.25%)), 10/1/2027 (a) (c)	2,534	1,670
9.75%, 10/1/2027 (a)	307	304
		1,974
Capital Markets — 4.8%
Bank of New York Mellon Corp. (The) Series D, (3-MONTH CME TERM SOFR + 2.72%), 8.12%, 12/20/2023 (d) (f) (g)	5,998	6,002
Charles Schwab Corp. (The) (SOFRINDX + 0.50%), 5.88%, 3/18/2024 (d)	61,210	61,148
Credit Suisse AG (Switzerland) (SOFRINDX + 0.39%), 5.73%, 2/2/2024 (d)	32,350	32,300

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
Deutsche Bank AG (Germany)
Series 2020, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.52%), 6.00%, 10/30/2025 (d) (e) (f) (g)	3,400	2,975
(EURIBOR ICE Swap Rate 5 Year + 4.55%), 4.50%, 11/30/2026 (d) (e) (f) (g) (h)	3,400	2,862
(EURIBOR ICE Swap Rate 5 Year + 4.75%), 4.63%, 10/30/2027 (d) (e) (f) (g) (h)	14,000	11,658
Goldman Sachs Group, Inc. (The)
(SOFR + 1.39%), 6.77%, 3/15/2024 (d)	41,173	41,259
(SOFR + 0.50%), 5.88%, 9/10/2024 (d)	33,513	33,409
(SOFR + 0.49%), 5.84%, 10/21/2024 (d)	12,670	12,625
(SOFR + 0.70%), 6.05%, 1/24/2025 (d)	15,805	15,782
(SOFR + 1.07%), 6.40%, 8/10/2026 (d)	26,330	26,252
Macquarie Bank Ltd. (Australia)
(SOFR + 1.24%), 6.62%, 6/15/2026 (a) (d)	4,450	4,472
(SOFRINDX + 1.20%), 6.62%, 12/7/2026 (a) (d)	8,900	8,920
Macquarie Group Ltd. (Australia) (SOFR + 0.71%), 6.07%, 10/14/2025 (a) (d)	10,829	10,781
Morgan Stanley
(SOFR + 0.46%), 5.79%, 1/25/2024 (d)	20,340	20,340
(SOFR + 0.63%), 5.96%, 1/24/2025 (d)	19,245	19,197
(SOFR + 1.17%), 6.52%, 4/17/2025 (d)	8,035	8,045
(SOFR + 0.95%), 6.27%, 2/18/2026 (d)	14,201	14,190
State Street Corp. (SOFRINDX + 0.85%), 6.19%, 8/3/2026 (d)	21,930	21,908
UBS AG (Switzerland)
(SOFR + 0.36%), 5.70%, 2/9/2024 (a) (d)	12,200	12,198
(SOFR + 0.45%), 5.79%, 8/9/2024 (a) (d)	52,800	52,735
(SOFR + 0.93%), 6.31%, 9/11/2025 (d)	17,570	17,586
UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.31%), 4.38%, 2/10/2031 (a) (d) (e) (f) (g)	12,100	9,032
		445,676
Chemicals — 0.0% ^
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	112	93
Consumer Finance — 4.6%
American Express Co.
(SOFRINDX + 0.72%), 6.06%, 5/3/2024 (d)	2,654	2,657
(SOFR + 0.93%), 6.32%, 3/4/2025 (d)	15,646	15,665
(SOFR + 0.76%), 6.09%, 2/13/2026 (d)	26,320	26,163
(SOFRINDX + 1.35%), 6.69%, 10/30/2026 (d)	26,500	26,710
American Honda Finance Corp.
(SOFRINDX + 0.70%), 6.03%, 11/22/2024 (d)	26,500	26,544
(SOFRINDX + 0.67%), 6.03%, 1/10/2025 (d)	43,880	43,923
(SOFRINDX + 0.78%), 6.13%, 4/23/2025 (d)	30,920	30,991
(SOFRINDX + 0.79%), 6.15%, 10/3/2025 (d)	21,230	21,215
Capital One Financial Corp. (SOFR + 0.69%), 6.07%, 12/6/2024 (d)	55,689	55,683
Caterpillar Financial Services Corp.
(SOFR + 0.17%), 5.53%, 1/10/2024 (d)	920	920
(SOFR + 0.25%), 5.58%, 5/17/2024 (d)	4,086	4,085
(SOFR + 0.27%), 5.65%, 9/13/2024 (d)	12,871	12,868
(SOFR + 0.45%), 5.78%, 11/14/2024 (d)	28,500	28,591

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — continued
(SOFR + 0.52%), 5.90%, 6/13/2025 (d)	18,324	18,348
(SOFR + 0.46%), 5.79%, 8/11/2025 (d)	11,850	11,866
John Deere Capital Corp.
(SOFR + 0.57%), 5.95%, 3/3/2026 (d)	22,080	22,102
(SOFRINDX + 0.79%), 6.17%, 6/8/2026 (d)	17,500	17,593
Toyota Motor Credit Corp.
(SOFR + 0.52%), 5.84%, 8/22/2024 (d)	4,050	4,053
Series B, (SOFR + 0.29%), 5.67%, 9/13/2024 (d)	9,000	8,985
(SOFR + 0.55%), 5.88%, 10/16/2024 (d)	18,267	18,275
(SOFR + 0.32%), 5.68%, 1/13/2025 (d)	2,126	2,121
(SOFR + 0.65%), 6.03%, 9/11/2025 (d)	13,520	13,543
(SOFRINDX + 0.89%), 6.22%, 5/18/2026 (d)	17,500	17,533
		430,434
Consumer Staples Distribution & Retail — 0.0% ^
Rite Aid Corp.
7.50%, 7/1/2025 (a) (b)	489	369
8.00%, 11/15/2026 (a) (b)	1,185	895
		1,264
Diversified Telecommunication Services — 0.2%
Altice France Holding SA (Luxembourg) 10.50%, 5/15/2027 (a)	1,070	568
AT&T, Inc. (3-MONTH CME TERM SOFR + 1.44%), 6.85%, 6/12/2024 (d)	4,747	4,765
CCO Holdings LLC 5.00%, 2/1/2028 (a)	130	122
ESC Co., Escrow
8.50%, 10/15/2024 ‡ (b)	1,228	—
9.75%, 7/15/2025 ‡ (b)	3,770	1
Frontier Communications Holdings LLC 5.88%, 11/1/2029	485	388
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	9,260	8,581
Intelsat Jackson Holdings SA, Escrow (Luxembourg) 5.50%, 8/1/2023 ‡ (b)	8,719	1
		14,426
Electric Utilities — 0.4%
Florida Power & Light Co. (SOFRINDX + 0.38%), 5.74%, 1/12/2024 (d)	13,338	13,338
Georgia Power Co. (SOFRINDX + 0.75%), 6.09%, 5/8/2025 (d)	26,550	26,586
		39,924
Energy Equipment & Services — 0.0% ^
Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	385	368
Financial Services — 0.3%
National Rural Utilities Cooperative Finance Corp.
Series D, (SOFR + 0.33%), 5.68%, 10/18/2024 (d)	1,875	1,873
(SOFR + 0.70%), 6.04%, 5/7/2025 (d)	26,600	26,619
		28,492
Ground Transportation — 0.0% ^
Hertz Corp. (The) 7.13%, 8/1/2026 ‡ (b)	1,035	88

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Ground Transportation — continued
Hertz Corp. (The), Escrow
5.50%, 10/15/2024 ‡ (b)	4,923	148
6.00%, 1/15/2028 ‡ (b)	1,345	107
		343
Health Care Providers & Services — 0.1%
Envision Healthcare Corp. 8.75%, 10/15/2026 ‡ (b)	5,940	—
HCA, Inc. 5.38%, 2/1/2025	4,590	4,563
		4,563
Hotels, Restaurants & Leisure — 0.9%
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	262	263
Starbucks Corp. (SOFRINDX + 0.42%), 5.75%, 2/14/2024 (d)	83,990	83,990
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	432	431
		84,684
Industrial Conglomerates — 0.0% ^
3M Co. (3-MONTH CME TERM SOFR + 0.56%), 5.94%, 2/14/2024 (d)	3,734	3,731
Insurance — 1.0%
Athene Global Funding
(SOFRINDX + 0.70%), 6.02%, 5/24/2024 (a) (d)	18,900	18,861
(SOFRINDX + 0.56%), 5.89%, 8/19/2024 (a) (d)	22,130	22,001
Metropolitan Life Global Funding I
(SOFR + 0.32%), 5.68%, 1/7/2024 (a) (d)	13,525	13,526
(SOFR + 0.30%), 5.67%, 9/27/2024 (a) (d)	2,620	2,617
Northwestern Mutual Global Funding (SOFR + 0.33%), 5.70%, 3/25/2024 (a) (d)	190	190
Principal Life Global Funding II
(SOFR + 0.45%), 5.81%, 4/12/2024 (a) (d)	7,855	7,858
(SOFR + 0.38%), 5.70%, 8/23/2024 (a) (d)	26,417	26,359
		91,412
Media — 0.1%
Clear Channel Outdoor Holdings, Inc. 5.13%, 8/15/2027 (a)	2,980	2,758
DISH DBS Corp. 5.88%, 11/15/2024	3,283	2,882
Sirius XM Radio, Inc. 5.50%, 7/1/2029 (a)	1,485	1,380
		7,020
Multi-Utilities — 0.1%
CenterPoint Energy, Inc. (SOFRINDX + 0.65%), 5.98%, 5/13/2024 (d)	11,221	11,217
Oil, Gas & Consumable Fuels — 0.5%
Chesapeake Energy Corp., Escrow 5.50%, 9/15/2026 ‡ (b)	5,690	114
Enbridge, Inc. (Canada) (SOFRINDX + 0.63%), 5.96%, 2/16/2024 (d)	24,007	24,016
Gulfport Energy Corp.
8.00%, 5/17/2026	37	37
8.00%, 5/17/2026 (a)	834	844
Gulfport Energy Operating Corp., Escrow
6.00%, 10/15/2024 ‡ (b)	1,510	4
6.38%, 5/15/2025 ‡ (b)	310	1

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
6.38%, 1/15/2026 ‡ (b)	1,020	3
TransCanada PipeLines Ltd. (Canada) (SOFRINDX + 1.52%), 6.90%, 3/9/2026 (d)	22,050	22,094
		47,113
Personal Care Products — 0.0% ^
ESC SANCHEZ 8.88%, 3/15/2025 ‡ (b)	3,888	—
Pharmaceuticals — 0.2%
Bausch Health Americas, Inc. 9.25%, 4/1/2026 (a)	2,805	2,469
Bausch Health Cos., Inc. 9.00%, 12/15/2025 (a)	2,035	1,825
Mallinckrodt International Finance SA 10.00%, 6/15/2029 (a) (b)	2,021	131
Roche Holdings, Inc. (SOFR + 0.74%), 6.07%, 11/13/2026 (a) (d)	17,700	17,746
		22,171
Specialized REITs — 0.2%
Public Storage Operating Co.
(SOFR + 0.47%), 5.82%, 4/23/2024 (d)	4,811	4,809
(SOFRINDX + 0.60%), 5.95%, 7/25/2025 (d)	8,775	8,775
		13,584
Specialty Retail — 0.0% ^
Staples, Inc. 7.50%, 4/15/2026 (a)	4,018	3,556
Total Corporate Bonds (Cost $2,809,787)		2,808,521
Mortgage-Backed Securities — 10.8%
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 5.00%, 12/25/2053 (i)	307,160	295,569
TBA, 6.00%, 12/25/2053 (i)	702,080	704,029
Total Mortgage-Backed Securities (Cost $991,678)		999,598
Asset-Backed Securities — 2.1%
ACE Securities Corp. Home Equity Loan Trust Series 2006-CW1, Class A2D, 5.98%, 7/25/2036 (j)	7,976	6,071
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2003-7, Class M1, 4.68%, 8/25/2033 (j)	18	18
Series 2005-R3, Class M8, 7.59%, 5/25/2035 (j)	6,973	5,208
Bear Stearns Asset-Backed Securities Trust Series 2004-SD1, Class M2, 5.82%, 12/25/2042 (k)	784	644
BNC Mortgage Loan Trust Series 2006-1, Class A4, 3.46%, 10/25/2036 (j)	26,141	14,839
Carrington Mortgage Loan Trust
Series 2006-NC1, Class M2, 6.09%, 1/25/2036 (j)	18,441	14,134
Series 2006-NC5, Class A3, 5.61%, 1/25/2037 (j)	13,335	11,036
Centex Home Equity Loan Trust Series 2005-A, Class M2, 6.21%, 1/25/2035 (j)	2,652	2,547
Credit-Based Asset Servicing and Securitization LLC Series 2006-CB8, Class A1, 5.74%, 10/25/2036 (j)	6,078	5,188
CWABS Asset-Backed Certificates Trust
Series 2007-2, Class 2A3, 5.60%, 8/25/2037 (j)	505	501
Series 2006-11, Class 3AV2, 5.78%, 9/25/2046 (j)	140	139
CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M2, 6.28%, 3/25/2034 (j)	241	242
Fieldstone Mortgage Investment Trust Series 2006-2, Class 2A3, 6.00%, 7/25/2036 (j)	2,576	1,193
First Franklin Mortgage Loan Trust
Series 2006-FF8, Class M1, 5.83%, 7/25/2036 (j)	5,246	4,297

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2006-FF14, Class A5, 5.62%, 10/25/2036 (j)	3,460	3,382
Series 2006-FF13, Class A1, 5.70%, 10/25/2036 (j)	10,183	6,599
Fremont Home Loan Trust
Series 2005-1, Class M6, 6.23%, 6/25/2035 (j)	4,124	3,146
Series 2006-1, Class 1A1, 5.77%, 4/25/2036 (j)	—	—
GSAA Home Equity Trust
Series 2005-9, Class M5, 6.43%, 8/25/2035 (j)	3,878	3,301
Series 2006-1, Class A2, 5.90%, 1/25/2036 (j)	3,721	1,095
Series 2006-19, Class A2, 5.82%, 12/25/2036 (j)	3,253	844
Series 2007-4, Class A1, 5.66%, 3/25/2037 (j)	979	256
Series 2007-2, Class AF4A, 6.48%, 3/25/2037 (k)	5,931	1,662
Series 2007-5, Class 1AV1, 5.56%, 5/25/2037 (j)	5,843	1,816
Series 2007-7, Class 1A2, 5.82%, 7/25/2037 (j)	669	595
GSAMP Trust
Series 2005-NC1, Class M2, 6.55%, 2/25/2035 (j)	5,660	5,226
Series 2005-WMC1, Class M1, 6.19%, 9/25/2035 (j)	1,348	1,292
Series 2006-FM1, Class A1, 5.78%, 4/25/2036 (j)	9,998	6,839
Series 2006-FM3, Class A1, 5.60%, 11/25/2036 (j)	—	—
Series 2007-HE1, Class A2C, 5.61%, 3/25/2047 (j)	8,124	7,465
Home Equity Mortgage Loan Asset-Backed Trust Series 2004-B, Class M2, 4.40%, 11/25/2034 (j)	548	522
HSI Asset Securitization Corp. Trust
Series 2007-NC1, Class A2, 5.60%, 4/25/2037 (j)	6,470	3,944
Series 2007-NC1, Class A3, 5.64%, 4/25/2037 (j)	2,900	1,771
Series 2007-NC1, Class A4, 5.74%, 4/25/2037 (j)	3,802	2,329
Long Beach Mortgage Loan Trust Series 2004-3, Class M1, 6.31%, 7/25/2034 (j)	635	610
Merrill Lynch Mortgage Investors Trust
Series 2006-RM2, Class A1A, 5.83%, 5/25/2037 (j)	11,721	3,142
Series 2006-MLN1, Class A2C, 5.80%, 7/25/2037 (j)	22,944	9,783
Morgan Stanley ABS Capital I, Inc. Trust
Series 2007-HE1, Class A1, 5.59%, 11/25/2036 (j)	3,929	2,496
Series 2007-HE7, Class A2B, 6.46%, 7/25/2037 (j)	886	857
Nationstar Home Equity Loan Trust Series 2007-A, Class M3, 5.76%, 3/25/2037 (j)	1,800	1,481
New Century Home Equity Loan Trust
Series 2003-5, Class AI7, 4.86%, 11/25/2033 (j)	1	1
Series 2005-1, Class M6, 6.66%, 3/25/2035 (j)	3,955	3,299
NovaStar Mortgage Funding Trust
Series 2006-4, Class A2C, 5.76%, 9/25/2036 (j)	9,589	3,839
Series 2006-4, Class A2D, 5.96%, 9/25/2036 (j)	3,628	1,452
Series 2006-5, Class A2C, 5.80%, 11/25/2036 (j)	7,711	2,239
Option One Mortgage Loan Trust Series 2004-3, Class M2, 6.31%, 11/25/2034 (j)	414	395
RAMP Trust Series 2005-EFC6, Class M4, 6.34%, 11/25/2035 (j)	2,540	2,262
Saxon Asset Securities Trust
Series 2002-3, Class AF6, 5.41%, 5/25/2031 (k)	696	661
Series 2005-3, Class M4, 1.39%, 11/25/2035 (j)	3,380	2,780
Securitized Asset-Backed Receivables LLC Trust
Series 2006-FR4, Class A1, 5.74%, 8/25/2036 (a) (j)	11,556	4,682
Series 2006-NC3, Class A1, 5.74%, 9/25/2036 (j)	9,059	5,431
Series 2006-WM2, Class A2A, 5.78%, 9/25/2036 (j)	15,549	10,090

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2007-NC2, Class A2B, 5.74%, 1/25/2037 (j)	2,683	2,273
Soundview Home Loan Trust
Series 2006-NLC1, Class A1, 5.58%, 11/25/2036 (a) (j)	1,121	299
Series 2006-NLC1, Class A2, 5.70%, 11/25/2036 (a) (j)	13,829	3,695
Series 2006-NLC1, Class A3, 5.80%, 11/25/2036 (a) (j)	1,080	289
Series 2006-NLC1, Class A4, 5.94%, 11/25/2036 (a) (j)	6,057	1,618
Series 2007-OPT3, Class 2A3, 5.64%, 8/25/2037 (j)	2,029	1,952
Specialty Underwriting & Residential Finance Trust Series 2006-BC5, Class A1, 5.74%, 11/25/2037 (j)	3,405	2,621
Structured Asset Investment Loan Trust Series 2005-HE3, Class M2, 6.19%, 9/25/2035 (j)	4,475	3,730
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-GEL4, Class M1, 6.03%, 10/25/2036 (a) (j)	1,692	1,626
Series 2006-BC5, Class A4, 5.80%, 12/25/2036 (j)	454	439
Terwin Mortgage Trust Series 2006-3, Class 2A2, 5.88%, 4/25/2037 (a) (j)	1,096	1,049
Total Asset-Backed Securities (Cost $244,139)		193,232
Collateralized Mortgage Obligations — 1.9%
Adjustable Rate Mortgage Trust
Series 2005-5, Class 5A1, 5.36%, 9/25/2035 (j)	2,097	1,708
Series 2005-10, Class 1A21, 5.56%, 1/25/2036 (j)	378	341
Alternative Loan Trust
Series 2004-5CB, Class 2A1, 5.00%, 5/25/2019	54	51
Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	15	14
Series 2005-J11, Class 5A1, 5.50%, 11/25/2020	173	129
Series 2006-J3, Class 2A1, 4.75%, 12/25/2020	153	105
Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	106	96
Series 2006-J2, Class A1, 5.96%, 4/25/2036 (j)	2,325	1,007
Series 2006-24CB, Class A1, 6.00%, 8/25/2036	859	481
Series 2006-24CB, Class A23, 6.00%, 8/25/2036	1,548	866
Series 2006-25CB, Class A9, 6.00%, 10/25/2036	2,048	1,098
Series 2006-28CB, Class A17, 6.00%, 10/25/2036	397	200
Series 2006-31CB, Class A3, 6.00%, 11/25/2036	1,348	773
Series 2006-41CB, Class 2A17, 6.00%, 1/25/2037	297	149
Series 2007-5CB, Class 1A31, 5.50%, 4/25/2037	428	217
American Home Mortgage Assets Trust
Series 2007-4, Class A4, 6.04%, 8/25/2037 (j)	3,329	2,877
Series 2006-2, Class 2A1, 5.84%, 9/25/2046 (j)	790	704
Angel Oak Mortgage Trust
Series 2020-1, Class A1, 2.47%, 12/25/2059 (a) (j)	2,020	1,872
Series 2020-1, Class B1, 3.76%, 12/25/2059 (a) (j)	2,907	2,344
Series 2022-2, Class A1, 3.35%, 1/25/2067 (a) (j)	7,986	7,034
Banc of America Alternative Loan Trust Series 2006-4, Class 2A1, 6.00%, 5/25/2021	224	201
Banc of America Funding Trust
Series 2005-1, Class 1A1, 5.50%, 2/25/2035	567	507
Series 2005-B, Class 3M1, 6.12%, 4/20/2035 (j)	857	847
Series 2006-1, Class 2A1, 5.50%, 1/25/2036	189	158
Series 2006-D, Class 5A2, 4.21%, 5/20/2036 (j)	326	280
Series 2014-R7, Class 2A1, 5.60%, 9/26/2036 (a) (j)	124	123
Series 2015-R4, Class 5A1, 5.59%, 10/25/2036 (a) (j)	1,909	1,892

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Banc of America Mortgage Trust Series 2007-3, Class 1A1, 6.00%, 9/25/2037	1,104	867
Bear Stearns ARM Trust Series 2005-12, Class 22A1, 6.88%, 2/25/2036 (j)	1,499	1,389
Bear Stearns Asset-Backed Securities I Trust Series 2004-AC5, Class A1, 5.75%, 10/25/2034 (k)	1,581	1,439
Chase Mortgage Finance Trust Series 2005-S1, Class 1A15, 6.00%, 5/25/2035	597	562
CHL Mortgage Pass-Through Trust
Series 2005-21, Class A2, 5.50%, 10/25/2035	251	141
Series 2006-15, Class A1, 6.25%, 10/25/2036	991	471
Series 2006-20, Class 1A36, 5.75%, 2/25/2037	388	185
Series 2007-5, Class A6, 5.81%, 5/25/2037 (j)	1,029	406
Citicorp Mortgage Securities Trust Series 2007-5, Class 1A9, 6.00%, 6/25/2037	803	674
Citigroup Mortgage Loan Trust
Series 2014-11, Class 4A1, 5.56%, 7/25/2036 (a) (j)	118	117
Series 2014-10, Class 1A1, 3.36%, 11/25/2036 (a) (j)	411	406
Series 2014-10, Class 4A1, 5.61%, 2/25/2037 (a) (j)	1,668	1,644
Connecticut Avenue Securities Trust
Series 2019-R07, Class 1B1, 8.84%, 10/25/2039 (a) (j)	6,900	7,018
Series 2020-R02, Class 2B1, 8.44%, 1/25/2040 (a) (j)	19,729	19,741
Series 2020-R01, Class 1B1, 8.69%, 1/25/2040 (a) (j)	18,770	18,979
Series 2021-R01, Class 1B2, 11.33%, 10/25/2041 (a) (j)	5,550	5,671
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)
Series 2005-5, Class 1A1, 5.00%, 7/25/2020	10	9
Series 2005-7, Class 3A1, 5.00%, 8/25/2020	7	6
Series 2004-5, Class 4A1, 6.00%, 9/25/2034	595	565
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-AR2, Class A1, 5.76%, 3/25/2037 (j)	6,068	5,321
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
Series 2005-1, Class 2A1, 3.71%, 2/25/2020 (j)	71	70
Series 2005-1, Class 1A1, 5.96%, 2/25/2035 (j)	631	602
FHLMC STACR REMIC Trust
Series 2021-HQA1, Class B2, 10.33%, 8/25/2033 (a) (j)	3,730	3,651
Series 2021-DNA6, Class M1, 6.13%, 10/25/2041 (a) (j)	3,445	3,432
FHLMC, REMIC
Series 5100, Class MI, IO, 3.50%, 9/25/2048	36,223	6,437
Series 5113, Class EI, IO, 3.50%, 6/25/2051	28,676	5,063
FNMA, Connecticut Avenue Securities Series 2021-R02, Class 2B2, 11.53%, 11/25/2041 (a) (j)	2,350	2,405
FNMA, REMIC Series 2021-75, Class BI, IO, 3.50%, 11/25/2051	75,923	13,122
GCAT Trust
Series 2019-NQM3, Class A1, 3.69%, 11/25/2059 (a) (j)	3,900	3,611
Series 2020-NQM1, Class A1, 2.25%, 1/25/2060 (a) (k)	3,583	3,371
GSR Mortgage Loan Trust
Series 2006-2F, Class 2A1, 5.75%, 2/25/2036	779	674
Series 2006-3F, Class 2A7, 5.75%, 3/25/2036	551	471
HarborView Mortgage Loan Trust
Series 2004-9, Class 2A, 6.97%, 12/19/2034 (j)	340	284
Series 2006-9, Class 2A1A, 5.87%, 11/19/2036 (j)	2,314	1,946
Series 2007-1, Class 2A1A, 5.71%, 3/19/2037 (j)	—	—
Impac CMB Trust
Series 2004-6, Class 1A2, 6.24%, 10/25/2034 (j)	321	310
Series 2005-1, Class 2A1, 5.97%, 4/25/2035 (j)	3,448	3,154

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
JPMorgan Mortgage Trust Series 2005-S2, Class 4A3, 5.50%, 9/25/2020	456	293
JPMorgan Seasoned Mortgage Trust Series 2014-1, Class A2, 5.96%, 5/25/2033 (a) (j)	2,981	2,856
Lehman Mortgage Trust Series 2006-4, Class 3A1, 5.00%, 8/25/2021	34	29
MASTR Alternative Loan Trust
Series 2004-7, Class 10A1, 6.00%, 6/25/2034	458	408
Series 2005-5, Class 3A1, 5.75%, 8/25/2035	1,638	818
NACC Reperforming Loan REMIC Trust Series 2004-R1, Class A1, 6.50%, 3/25/2034 (a)	841	713
Nomura Resecuritization Trust Series 2015-2R, Class 4A1, 5.60%, 12/26/2036 (a) (j)	793	769
Prime Mortgage Trust Series 2005-2, Class 2A1, 5.94%, 10/25/2032 (j)	638	620
RALI Trust
Series 2003-QS20, Class CB, 5.00%, 11/25/2018 ‡	27	17
Series 2006-QS18, Class 3A3, 5.75%, 12/25/2036	11	6
Residential Asset Securitization Trust Series 2006-R1, Class A2, 5.86%, 1/25/2046 (j)	—	—
RFMSI Trust
Series 2005-SA2, Class 2A2, 5.17%, 6/25/2035 (j)	562	523
Series 2006-S9, Class A1, 6.25%, 9/25/2036	1,348	1,017
Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	971	711
Series 2006-SA4, Class 2A1, 5.55%, 11/25/2036 (j)	475	405
Series 2006-S12, Class 3A9, 5.75%, 12/25/2036	925	717
Series 2007-S2, Class A4, 6.00%, 2/25/2037	393	282
Series 2007-SA4, Class 3A1, 5.42%, 10/25/2037 (j)	7,011	4,194
Starwood Mortgage Residential Trust Series 2019-INV1, Class A3, 2.92%, 9/27/2049 (a) (j)	2,269	2,167
Thornburg Mortgage Securities Trust Series 2002-4, Class 3A, 5.04%, 12/25/2042 (j)	386	362
Towd Point Mortgage Trust Series 2019-HY2, Class A1, 6.46%, 5/25/2058 (a) (j)	5,596	5,645
Verus Securitization Trust
Series 2020-1, Class B1, 3.62%, 1/25/2060 (a) (j)	1,998	1,396
Series 2021-6, Class A1, 1.63%, 10/25/2066 (a) (j)	9,730	7,860
Vista Point Securitization Trust Series 2020-2, Class A1, 1.47%, 4/25/2065 (a) (i) (j)	3,211	2,883
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-7, Class 1A2, 5.91%, 9/25/2035 (j)	372	302
Series 2005-8, Class 1A8, 5.50%, 10/25/2035	56	49
Total Collateralized Mortgage Obligations (Cost $183,520)		175,330
Loan Assignments — 1.1% (d) (l)
Aerospace & Defense — 0.0% ^
Spirit Aerosystems, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.63%, 1/15/2027	238	238
TransDigm Group, Inc., 1st Lien Term Loan I (3-MONTH CME TERM SOFR + 3.25%), 8.64%, 8/24/2028	431	431
		669
Automobile Components — 0.0% ^
Adient US LLC, Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 4/10/2028	576	576
Truck Hero, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.75%), 9.21%, 1/31/2028	294	281
Wheel Pros, Inc., 1st Lien Term Loan (3-MONTH SOFR + 4.50%), 14.33%, 5/11/2028	90	96
Wheel Pros, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 4.50%), 9.96%, 5/11/2028	426	337
		1,290
Beverages — 0.0% ^
Triton Water Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.90%, 3/31/2028	867	852

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Broadline Retail — 0.0% ^
Getty Images, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 9.99%, 2/19/2026	369	370
GoodRx, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.75%), 8.20%, 10/10/2025	737	736
		1,106
Building Products — 0.0% ^
Cabinetworks, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.90%, 5/17/2028	228	188
MI Windows & Doors, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.95%, 12/18/2027	273	273
QUIKRETE Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.21%, 3/19/2029	826	826
		1,287
Capital Markets — 0.0% ^
Duff & Phelps Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.14%, 4/9/2027	769	753
Chemicals — 0.1%
Gates Global LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.95%, 3/31/2027	1,250	1,249
INEOS Enterprises, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 9.27%, 7/8/2030	918	904
PQ Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 7.98%, 6/9/2028	1,496	1,492
Venator Materials Corp., 1st Lien Term Loan (3-MONTH SOFR + 8.00%), 9.00%, 10/12/2028	16	15
Venator Materials Corp., Term Loan (3-MONTH SOFR + 8.00%), 9.00%, 10/12/2028	525	512
		4,172
Commercial Services & Supplies — 0.1%
Allied Universal Holdco LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.20%, 5/12/2028	745	725
API Group DE, 1st Lien Term Loan B (3-MONTH SOFR + 2.25%), 7.71%, 10/1/2026	763	764
Conservice Midco LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 4.25%), 9.70%, 5/13/2027	424	423
Ensemble RCM LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 9.23%, 8/3/2026	1,094	1,094
Garda World Security Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.75%, 10/30/2026	625	623
Harsco Corp., Term Loan B-3 (1-MONTH CME TERM SOFR + 2.25%), 7.71%, 3/10/2028	470	465
Intrado Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.39%, 1/31/2030	349	349
Madison IAQ LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.70%, 6/21/2028	1,827	1,799
Nielsen Holdings plc, Term Loan B-3 (1-MONTH CME TERM SOFR + 3.75%), 9.10%, 3/6/2028	411	396
Prime Security Services Borrower LLC, 1st Lien Term Loan B (3-MONTH SOFR + 2.50%), 7.83%, 10/13/2030	490	490
		7,128
Communications Equipment — 0.0% ^
Ciena Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.00%), 7.33%, 10/24/2030	537	538
CommScope, Inc., 1st Lien Term Loan B-2 (Netherlands) (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 4/6/2026	871	761
		1,299
Construction & Engineering — 0.0% ^
Osmose Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 6/23/2028	784	775
Pike Corp., Delayed Draw Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 1/21/2028	810	809
		1,584
Consumer Staples Distribution & Retail — 0.1%
Moran Foods LLC, 1st Lien Super Senior Delayed Term Loan (3-MONTH SOFR + 11.50%), 16.65%, 6/30/2026 ‡	73	73
Moran Foods, LLC, First Lien Term Loan
(2-MONTH SOFR + 2.00%), 12.74%, 6/30/2026 ‡	2,408	1,959
(3-MONTH CME TERM SOFR + 2.00%), 12.74%, 6/30/2026 ‡	3,344	2,077

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Consumer Staples Distribution & Retail — continued
United Natural Foods, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 10/22/2025	374	372
Utz Quality Foods LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.64%, 1/20/2028	259	258
		4,739
Containers & Packaging — 0.1%
Graham Packaging Co., Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 8/4/2027	1,140	1,136
Pactiv Evergreen Group Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 9/24/2028	360	360
Reynolds Group Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 2/5/2026	401	402
Ring Container Technologies LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.96%, 8/12/2028	442	442
Tekni-Plex, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.00%), 9.65%, 9/15/2028	592	578
		2,918
Diversified Consumer Services — 0.0% ^
Interior Logic Group, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.95%, 4/3/2028	311	258
St. George's University Scholastic Services LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.70%, 2/10/2029	773	770
		1,028
Diversified Telecommunication Services — 0.0% ^
CenturyLink, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.71%, 3/15/2027	766	458
Numericable U.S. LLC, 1st Lien Term Loan B-14 (France) (3-MONTH CME TERM SOFR + 5.50%), 10.89%, 8/15/2028	286	244
		702
Electric Utilities — 0.0% ^
Astoria Energy LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.96%, 12/10/2027	323	324
Carroll County Energy LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.99%, 2/13/2026	631	611
Exelon Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 8.15%, 12/15/2027	862	859
PG&E Corp., Exit Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 6/23/2025	514	514
		2,308
Electrical Equipment — 0.0% ^
Brookfield WEC Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.75%), 8.21%, 8/1/2025	1,535	1,536
Cortes NP Acquisition Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.18%, 3/2/2027	1,169	1,170
		2,706
Electronic Equipment, Instruments & Components — 0.0% ^
Ingram Micro Inc., 1st Lien Term Loan (3-MONTH SOFR + 3.00%), 8.65%, 6/30/2028	511	510
Entertainment — 0.0% ^
Banijay Entertainment, 1st Lien Term Loan B (France) (1-MONTH CME TERM SOFR + 3.75%), 9.17%, 3/1/2028	593	593
Delta 2 (Lux) SARL, 1st Lien Term Loan B (Luxembourg) (1-MONTH CME TERM SOFR + 2.25%), 7.60%, 1/15/2030	575	575
WMG Acquisition Corp., 1st Lien Term Loan G (1-MONTH CME TERM SOFR + 2.13%), 7.59%, 1/20/2028	1,178	1,177
		2,345
Food Products — 0.0% ^
Atkins Nutritionals, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.95%, 3/17/2027	803	801
B&G Foods, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.85%, 10/10/2026	460	451
Shearer's Foods LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.50%), 8.96%, 9/23/2027	399	398
		1,650
Ground Transportation — 0.0% ^
First Student Bidco, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.65%, 7/21/2028	508	500
First Student Bidco, Inc., 1st Lien Term Loan C (3-MONTH CME TERM SOFR + 3.00%), 8.65%, 7/21/2028	379	373

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Ground Transportation — continued
Hertz Corp. (The), 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 6/30/2028	675	666
Hertz Corp. (The), 1st Lien Term Loan C (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 6/30/2028	130	128
		1,667
Health Care Equipment & Supplies — 0.0% ^
Insulet Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 5/4/2028	1,236	1,237
Medline, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 10/23/2028	422	421
		1,658
Health Care Providers & Services — 0.1%
CVS Holdings, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 4.25%), 9.71%, 8/31/2026	758	736
ICON Luxembourg SARL, 1st Lien Term Loan B, (Luxembourg)
(3-MONTH CME TERM SOFR + 2.25%), 7.90%, 7/3/2028	583	584
(3-MONTH CME TERM SOFR + 2.25%), 7.90%, 7/3/2028	145	146
KDC US Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.35%, 8/15/2028	722	697
Parexel International Corp., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 11/15/2028	1,030	1,029
Pathway Vet Alliance LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.75%), 9.21%, 3/31/2027	748	658
PCI Pharma Services, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.50%), 9.15%, 11/30/2027	434	432
U.S. Renal Care, 1st Lien Term Loan C (2-MONTH SOFR + 5.00%; 3-MONTH CME TERM SOFR + 5.00% ), 10.46%, 6/20/2028	2,199	1,561
		5,843
Hotels, Restaurants & Leisure — 0.0% ^
UFC Holdings LLC, 1st Lien Term Loan B-3 (3-MONTH CME TERM SOFR + 2.75%), 8.40%, 4/29/2026	759	760
Whataburger, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 8/3/2028	930	929
		1,689
Household Durables — 0.0% ^
Traeger Grills, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.70%, 6/29/2028	307	261
Insurance — 0.0% ^
Asurion LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 7/31/2027	346	338
Asurion LLC, 1st Lien Term Loan B-11 (1-MONTH CME TERM SOFR + 4.25%), 9.70%, 8/19/2028	624	613
Asurion LLC, 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 5.25%), 10.71%, 1/31/2028	535	479
Hub International Ltd., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.25%), 9.66%, 6/20/2030	643	645
USI, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.14%, 11/22/2029	419	419
		2,494
IT Services — 0.0% ^
Ancestry.com, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.70%, 12/6/2027	753	740
Virtusa Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.21%, 2/11/2028	439	438
		1,178
Leisure Products — 0.0% ^
FGI Operating Co. LLC, 1st Lien Term Loan (3-MONTH SOFR + 11.00%), 5/16/2024 ‡ (b)	2,606	284
Hercules Achievement, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.46%, 12/15/2026	1,258	1,239
		1,523
Life Sciences Tools & Services — 0.0% ^
Albany Molecular Research, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 9.23%, 8/30/2026	269	225
Avantor Funding, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.70%, 11/8/2027	471	471
		696

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Machinery — 0.1%
Alliance Laundry Systems LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.99%, 10/8/2027	1,409	1,410
Gemini HDPE LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.64%, 12/31/2027	992	987
Sundyne, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.70%, 3/17/2027	912	909
Thyssenkrupp Elevator, 1st Lien Term Loan B-1 (Germany) (6-MONTH SOFR + 3.50%), 9.38%, 7/30/2027	363	363
		3,669
Media — 0.1%
Altice Financing SA, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 5.00%), 10.39%, 10/28/2027	686	654
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 9.14%, 8/21/2026	1,769	1,734
DirectV Financing LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 5.00%), 10.64%, 8/2/2027	226	222
E.W. Scripps Co., 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 1/7/2028	1,071	1,036
iHeartCommunications, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 5/1/2026	1,147	954
iHeartCommunications, Inc., Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 5/1/2026	638	528
Shutterfly LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 6.00%), 11.35%, 10/1/2027 ‡	99	99
Shutterfly LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 5.00%), 10.39%, 10/1/2027	826	554
Summer (BC) Holdco B SARL, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 10.15%, 12/4/2026	514	500
		6,281
Oil, Gas & Consumable Fuels — 0.1%
Buckeye Partners LP, 1st Lien Term Loan B-1 (1-MONTH CME TERM SOFR + 2.25%), 7.67%, 11/1/2026	486	486
Buckeye Partners, 1st Lien Term Loan B (3-MONTH SOFR + 2.50%), 7.83%, 11/22/2030	256	256
EPIC Crude Services LP, 1st Lien Term Loan B (3-MONTH SOFR + 5.00%), 10.93%, 3/2/2026	6,797	6,723
WhiteWater Whistler Holdings, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.75%), 8.15%, 2/15/2030	583	583
		8,048
Personal Care Products — 0.1%
Conair Holdings LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.21%, 5/17/2028	600	572
Nestle Skin Health SA, Term Loan B (Luxembourg) (3-MONTH CME TERM SOFR + 3.50%), 9.24%, 10/1/2026	6,138	6,156
		6,728
Pharmaceuticals — 0.0% ^
Jazz Pharmaceuticals plc, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.96%, 5/5/2028	523	523
Professional Services — 0.0% ^
Star Merger Sub, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.19%, 2/6/2026	804	804
Semiconductors & Semiconductor Equipment — 0.0% ^
Brooks Automation, 2nd Lien Term Loan (1-MONTH SOFR + 5.60%), 10.49%, 2/1/2030	251	241
Software — 0.1%
Camelot Finance LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 10/30/2026	633	633
Consilio, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.46%, 5/12/2028	951	937
DigiCert, Inc., 1st Lien Term Loan
(1-MONTH CME TERM SOFR + 4.00%), 9.35%, 10/16/2026	593	585
(1-MONTH CME TERM SOFR + 7.00%), 12.35%, 2/19/2029	445	401
Genesys Telecom Holdings US, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.46%, 12/1/2027	920	921
ION Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.29%, 3/11/2028	391	387
Netsmart Technologies, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.21%, 10/1/2027	624	624
Project Boost Purchaser LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.96%, 6/1/2026	757	755
Proofpoint, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 8/31/2028	560	556
RealPage, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 4/24/2028	284	277

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Software — continued
ThoughtWorks, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.96%, 3/24/2028	189	189
Ultimate Software Group, Inc. (The), 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.25%), 8.76%, 5/4/2026	1,527	1,527
		7,792
Specialty Retail — 0.1%
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.10%, 10/19/2027	657	656
Claire's Stores, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 6.50%), 11.95%, 12/18/2026 (m)	7,346	6,685
Leslie's Poolmart, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.21%, 3/9/2028	639	625
Petco Health & Wellness Co., Inc., Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.90%, 3/3/2028	545	515
PrimeSource, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.91%, 12/28/2027	829	798
Serta Simmons Bedding LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 7.50%), 12.82%, 6/29/2028	91	88
Staples, Inc., 1st Lien Term Loan (3-MONTH SOFR + 5.00%), 10.43%, 4/16/2026	1,162	1,060
		10,427
Textiles, Apparel & Luxury Goods — 0.0% ^
Birkenstock, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.89%, 4/28/2028	265	264
Total Loan Assignments (Cost $105,219)		100,832
Private Placements — 0.3%
Commercial Loans — 0.3%
8995 Collins LLC, 0.00%, 6/4/2024 ‡ (b) (Cost $30,600)	30,600	30,080
	SHARES (000)
Common Stocks — 0.2%
Broadline Retail — 0.0% ^
Moran Foods Backstop Equity ‡ *	16,344	164
MYT Holding LLC ‡ *	1,412	494
		658
Chemicals — 0.0% ^
Venator Materials plc *	40,548	284
Commercial Services & Supplies — 0.0% ^
Remington LLC ‡ *	10,425	—
Communications Equipment — 0.0% ^
Goodman Networks, Inc. ‡ *	213	—
Diversified Telecommunication Services — 0.0% ^
Frontier Communications Parent, Inc. *	124	2,716
Windstream Holdings, Inc. ‡ *	—	4
		2,720
Health Care Providers & Services — 0.0% ^
Envision Healthcare Corp. ‡ *	37	353
International Oncology Care, Inc. ‡ *	158	2,373
		2,726
Machinery — 0.0% ^
SSB Equipment Co. Inc. ‡ *	22	—

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Media — 0.0% ^
iHeartMedia, Inc., Class A *	71	185
Oil, Gas & Consumable Fuels — 0.0% ^
Chesapeake Energy Corp.	7	569
EP Energy Corp. ‡ *	106	170
Gulfport Energy Corp. *	2	193
		932
Professional Services — 0.1%
NMG, Inc. ‡ *	52	5,859
Specialty Retail — 0.0% ^
Claire's Stores, Inc. ‡ *	6	1,844
Serta Simmons Bedding LLC ‡ *	22	261
		2,105
Wireless Telecommunication Services — 0.1%
Intelsat SA (Luxembourg) ‡ *	129	3,464
Total Common Stocks (Cost $17,770)		18,933
Convertible Preferred Stocks — 0.1%
Specialty Retail — 0.1%
Claire's Stores, Inc. ‡ * (Cost $1,304)	5	9,783
	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 0.0% ^
Harvest Commercial Capital Loan Trust Series 2019-1, Class M4, 4.64%, 9/25/2046 (a) (j) (Cost $3,553)	3,555	3,115
	SHARES (000)
Preferred Stocks — 0.0% ^
Broadline Retail — 0.0% ^
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	2,436	1,431
Communications Equipment — 0.0% ^
Goodman Networks, Inc. ‡ *	253	—
Total Preferred Stocks (Cost $3,207)		1,431
	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.0% ^
Media — 0.0% ^
DISH Network Corp. 3.38%, 8/15/2026	1,190	538

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — continued
Oil, Gas & Consumable Fuels — 0.0% ^
Gulfport Energy Corp. 10.00% (Cash), 1/8/2024 ‡ (c) (f) (g)	—	793
Total Convertible Bonds (Cost $1,164)		1,331
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Entertainment — 0.0% ^
Cineworld Group plc expiring 11/25/2025, price 4,149.00 GBP *	67	—
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ *	34	474
Total Warrants (Cost $—)		474
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Intelsat Jackson Holdings SA, expiring 12/5/2025 (Luxembourg) ‡ * (Cost $— )	27	—
	SHARES (000)
Short-Term Investments — 63.5%
Investment Companies — 62.6%
JPMorgan Prime Money Market Fund Class IM Shares, 5.48% (n) (o) (Cost $5,813,544)	5,812,353	5,815,259
	PRINCIPAL AMOUNT ($000)
Repurchase Agreements — 0.7%
BofA Securities, Inc., 5.69%, dated 11/30/2023, due 2/23/2024, repurchase price $65,873, collateralized by Collateralized Mortgage Obligations, 0.00% - 10.44%, due 8/25/2031 - 5/11/2063 and FHLMC, 9.79% - 12.33%, due 7/25/2031 - 4/25/2042, with the value of $70,200. (Cost $65,000)	65,000	65,000
U.S. Treasury Obligations — 0.2%
U.S. Treasury Bills, 5.35%, 1/16/2024 (p) (q) (Cost $19,920)	20,056	19,921
Total Short-Term Investments (Cost $5,898,464)		5,900,180
Total Investments — 110.2% (Cost $10,290,405)		10,242,840
Liabilities in Excess of Other Assets — (10.2)%		(946,092)
NET ASSETS — 100.0%		9,296,748

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
CME	Chicago Mercantile Exchange
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PIK	Payment In Kind
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Defaulted security.
(c)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2023.
(e)
Contingent Capital security (“CoCo”). CoCos are hybrid debt securities that may be convertible into equity or may be written down if a pre-specified trigger event occurs. The total value of aggregate CoCo holdings at November 30, 2023 is $82,551 or 0.89% of the Fund’s net
assets as of November 30, 2023.

(f)	Security is an interest bearing note with preferred security characteristics.
(g)
Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2023.

(h)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2023.

(k)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2023.

(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(m)	Fund is subject to legal or contractual restrictions on the resale of the security.
(n)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(o)	The rate shown is the current yield as of November 30, 2023.
(p)	The rate shown is the effective yield as of November 30, 2023.
(q)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
TBA Short Commitments

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($000)	VALUE ($000)
FNMA / FHLMC UMBS, Single Family, 30 Year TBA, 5.50%, 12/25/2053(a)	(789,840)	(778,355)
(Proceeds received of $773,563)		(778,355)

Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
Futures contracts outstanding as of November 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	4,905	03/28/2024	USD	1,003,226	(214)
Short Contracts
U.S. Treasury 10 Year Note	(3,073)	03/19/2024	USD	(337,694)	(754)
U.S. Treasury 5 Year Note	(19)	03/28/2024	USD	(2,032)	(11)
(765)
(979)

Abbreviations
USD	United States Dollar
Forward foreign currency exchange contracts outstanding as of November 30, 2023 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
JPY	1,098,000	USD	7,456	HSBC Bank, NA	1/19/2024	8
JPY	6,297,250	USD	42,764	Standard Chartered Bank	1/19/2024	43
Total unrealized appreciation						51
USD	16,172	EUR	15,179	BNP Paribas	1/3/2024	(374)
Total unrealized depreciation						(374)
Net unrealized depreciation						(323)

Abbreviations
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
Over-the-Counter ("OTC") Credit default swap contracts outstanding — buy protection (*) as of November 30, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.70	USD14,170	2,771	(2,479)	292
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.70	USD6,970	1,310	(1,166)	144
ABX.HE.AAA.06-2	0.11	Monthly	Barclays Bank plc	5/25/2046	0.70	USD13,370	3,973	(3,697)	276
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.70	USD6,600	1,840	(1,704)	136
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.70	USD13,380	3,404	(3,128)	276
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	73.00	USD6,900	5,854	(5,853)	1
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	73.00	USD10,550	8,434	(8,432)	2
							27,586	(26,459)	1,127

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
ABX	Asset-Backed Securities Index
CMBX	Commercial Mortgage-Backed Securities Index
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of November 30, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.41-V2	5.00	Quarterly	12/20/2028	4.03	USD42,700	(240)	(1,824)	(2,064)
CDX.NA.HY.41-V2	5.00	Quarterly	12/20/2028	4.03	USD80,000	(440)	(3,427)	(3,867)
CDX.NA.IG.41-V1	1.00	Quarterly	12/20/2028	0.63	USD456,000	(5,524)	(3,045)	(8,569)
iTraxx.Europe.Main.40-V1	1.00	Quarterly	12/20/2028	0.68	EUR148,160	(1,423)	(1,299)	(2,722)
						(7,627)	(9,595)	(17,222)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
Abbreviations
CDX	Credit Default Swap Index
EUR	Euro
USD	United States Dollar
Summary of total OTC swap contracts outstanding as of November 30, 2023 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding - buy protection	27,586	1,127

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
A. Valuation of Investments— Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Certain short term investments may be valued using the amortized cost method, provided it approximates the fair market value of the investment. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can generally be expected to vary inversely with changes in prevailing interest rates.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values ("NAV") per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at November 30, 2023.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$193,232	$—	$193,232
Collateralized Mortgage Obligations	—	175,313	17	175,330
Commercial Mortgage-Backed Securities	—	3,115	—	3,115
Common Stocks
Broadline Retail	—	—	658	658
Chemicals	284	—	—	284
Commercial Services & Supplies	—	—	— (a)	— (a)
Communications Equipment	—	—	— (a)	— (a)
Diversified Telecommunication Services	2,716	—	4	2,720
Health Care Providers & Services	—	—	2,726	2,726
Machinery	—	—	— (a)	— (a)
Media	185	—	—	185
Oil, Gas & Consumable Fuels	762	—	170	932
Professional Services	—	—	5,859	5,859
Specialty Retail	—	—	2,105	2,105
Wireless Telecommunication Services	—	—	3,464	3,464
Total Common Stocks	3,947	—	14,986	18,933
Convertible Bonds
Media	—	538	—	538
Oil, Gas & Consumable Fuels	—	—	793	793
Total Convertible Bonds	—	538	793	1,331
Convertible Preferred Stocks	—	—	9,783	9,783
Corporate Bonds
Aerospace & Defense	—	142	—	142
Automobile Components	—	15,803	—	15,803
Automobiles	—	127,451	—	127,451
Banks	—	1,381,193	—	1,381,193
Beverages	—	31,887	—	31,887
Broadline Retail	—	1,974	—	1,974
Capital Markets	—	445,676	—	445,676
Chemicals	—	93	—	93
Consumer Finance	—	430,434	—	430,434
Consumer Staples Distribution & Retail	—	1,264	—	1,264

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Diversified Telecommunication Services	$—	$14,424	$2	$14,426
Electric Utilities	—	39,924	—	39,924
Energy Equipment & Services	—	368	—	368
Financial Services	—	28,492	—	28,492
Ground Transportation	—	—	343	343
Health Care Providers & Services	—	4,563	— (a)	4,563
Hotels, Restaurants & Leisure	—	84,684	—	84,684
Industrial Conglomerates	—	3,731	—	3,731
Insurance	—	91,412	—	91,412
Media	—	7,020	—	7,020
Multi-Utilities	—	11,217	—	11,217
Oil, Gas & Consumable Fuels	—	46,991	122	47,113
Personal Care Products	—	—	—(a )	—(a )
Pharmaceuticals	—	22,171	—	22,171
Specialized REITs	—	13,584	—	13,584
Specialty Retail	—	3,556	—	3,556
Total Corporate Bonds	—	2,808,054	467	2,808,521
Loan Assignments
Aerospace & Defense	—	669	—	669
Automobile Components	—	1,290	—	1,290
Beverages	—	852	—	852
Broadline Retail	—	1,106	—	1,106
Building Products	—	1,287	—	1,287
Capital Markets	—	753	—	753
Chemicals	—	4,172	—	4,172
Commercial Services & Supplies	—	7,128	—	7,128
Communications Equipment	—	1,299	—	1,299
Construction & Engineering	—	1,584	—	1,584
Consumer Staples Distribution & Retail	—	630	4,109	4,739
Containers & Packaging	—	2,918	—	2,918
Diversified Consumer Services	—	1,028	—	1,028
Diversified Telecommunication Services	—	702	—	702
Electric Utilities	—	2,308	—	2,308
Electrical Equipment	—	2,706	—	2,706
Electronic Equipment, Instruments & Components	—	510	—	510
Entertainment	—	2,345	—	2,345
Food Products	—	1,650	—	1,650
Ground Transportation	—	1,667	—	1,667
Health Care Equipment & Supplies	—	1,658	—	1,658
Health Care Providers & Services	—	5,843	—	5,843
Hotels, Restaurants & Leisure	—	1,689	—	1,689
Household Durables	—	261	—	261
Insurance	—	2,494	—	2,494
IT Services	—	1,178	—	1,178
Leisure Products	—	1,239	284	1,523
Life Sciences Tools & Services	—	696	—	696
Machinery	—	3,669	—	3,669

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Media	$—	$6,182	$99	$6,281
Oil, Gas & Consumable Fuels	—	8,048	—	8,048
Personal Care Products	—	6,728	—	6,728
Pharmaceuticals	—	523	—	523
Professional Services	—	804	—	804
Semiconductors & Semiconductor Equipment	—	241	—	241
Software	—	7,792	—	7,792
Specialty Retail	—	10,427	—	10,427
Textiles, Apparel & Luxury Goods	—	264	—	264
Total Loan Assignments	—	96,340	4,492	100,832
Mortgage-Backed Securities	—	999,598	—	999,598
Preferred Stocks	—	—	1,431	1,431
Private Placements	—	—	30,080	30,080
Rights	—	—	— (a)	— (a)
Warrants
Entertainment	—	— (a)	—	— (a)
Media	—	—	474	474
Total Warrants	—	— (a)	474	474
Short-Term Investments
Investment Companies	5,815,259	—	—	5,815,259
Repurchase Agreements	—	65,000	—	65,000
U.S. Treasury Obligations	—	19,921	—	19,921
Total Short-Term Investments	5,815,259	84,921	—	5,900,180
Total Investments in Securities	$5,819,206	$4,361,111	$62,523	$10,242,840
Liabilities
TBA Short Commitment	$—	$(778,355)	$—	$(778,355)
Total Liabilities in Securities Sold Short	$—	$(778,355)	$—	$(778,355)
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$51	$—	$51
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(374)	—	(374)
Futures Contracts	(979)	—	—	(979)
Swaps	—	(36,054)	—	(36,054)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(979)	$(36,377)	$—	$(37,356)

(a)	Amount rounds to less than one thousand.
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2023
Investments in Securities:

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2023
Collateralized Mortgage Obligations	$—	$—	$5	$1	$—	$(17)	$28	$—	$17
Common Stocks	17,501	(2,009)	(592)	—	670	(584)	—	—	14,986
Convertible Bonds	383	—	410	—	—	—	—	—	793
Convertible Preferred Stocks	10,422	—	(639)	—	—	—	—	—	9,783
Corporate Bonds	1	46	(15)	—	—	(44)	479	—	467
Loan Assignments	285	—	(403)	1,404	3,211	(5)	—	—	4,492
Preferred Stocks	2,182	—	(751)	—	—	—	—	—	1,431
Private Placements	29,590	—	490	—	—	—	—	—	30,080
Rights	— (a)	—	— (a)	—	—	—	—	—	— (a)
Warrants	1,037	—	(563)	—	—	—	—	—	474
Total	$61,401	$(1,963)	$(2,058)	$1,405	$3,881	$(650)	$507	$—	$62,523

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(4,648).
There were no significant transfers into or out of level 3 for the period ended November 30, 2023.
The significant unobservable inputs used in the fair value measurement of the Fund's investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at November 30, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$2,374	Market Comparable Companies	EBITDA Multiple (b)	4.7x (4.7x)
	- (c)	Terms of Restructuring	Expected Recovery	$0.001 ($0.001)

Common Stock	2,374
	- (c)	Terms of Restructuring	Expected Recovery	0.001 ($0.001)

Preferred Stock	- (c)
	793	Terms of Restructuring	Liquidation Preference	71.43x (71.43x)

Convertible Bonds	793
	30,080	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	9.71% (9.71%)

Private Placements	30,080
	284	Terms of Restructuring	Expected Recovery	10.90% (10.90%)

Loan Assignments	284

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
	Fair Value at November 30, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	- (c)	Pending Distribution Amount	Expected Recovery	$0.01 ($0.01)

Rights	- (c)
Total	$33,531

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At Novemeber 30, 2023, the value of these investments was $28,992. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Amount rounds to less than one thousand.
The Fund utilizes internal pricing matrices to derive a fair value for privately-placed mortgage loans on commercial, multi-family and cooperative apartment properties. These matrices utilize third-party broker indications of a yield spread over several maturities of Treasuries. Each mortgage loan is aligned with the appropriate pricing matrix based on sector, credit quality and average life. The daily fair value for these mortgage loans is calculated using the loan’s cash flows, discounted by a rate, which is compromised of the Treasury yield curve point plus the corresponding matrix yield spread. As of November 30, 2023, the total market value of matrix-priced securities represents 0.3% of the Fund's net assets.
B. Investment Transactions with Affiliates — The Fund invested in Underlying Funds advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended November 30, 2023
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at November 30, 2023	Shares at November 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.48% (a) (b)	$—	$13,772,156	$7,958,632	$20	$1,715	$5,815,259	5,812,353	$151,221	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.20% (a) (b)	5,123,148	1,378,888	6,502,036	—	—	—	—	69,286	—
Total	$5,123,148	$15,151,044	$14,460,668	$20	$1,715	$5,815,259		$220,507	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2023.
C. Derivatives — The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes (1) — (3) below describe the various derivatives used by the Fund.
(1). Futures Contracts — The Fund used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.
The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2). Forward Foreign Currency Exchange Contracts— The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(3). Swaps — The Fund engaged in various swap transactions to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund's custodian bank.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Fund's swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.
Credit Default Swaps
The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund's portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.